Exhibit 10.30.2

Prepared by and return to:
Lee E. Nelson, Esq.
P. O. Box 380
Tampa FL 33601

FIRST AMENDMENT TO PARCEL F DEVELOPMENT AGREEMENT

        THIS FIRST AMENDMENT TO PARCEL F DEVELOPMENT AGREEMENT (this "First Amendment") is made as of the 11th day of March, 2005, by and among, PARCEL F, LLC, a Florida limited liability company, formerly known as Innisbrook F, LLC ("Parcel F Purchaser") and GOLF HOST RESORTS, INC., a Colorado corporation ("Golf Host") and is consented to by GOLF TRUST OF AMERICA, L.P., a Delaware limited partnership ("GTA").

        THE PARTIES ENTER THIS AGREEMENT on the basis of the following facts,

  A.
  The parties entered into the Parcel F Development Agreement recorded in OR Book 13469, Page 480 of the Public Records of Pinellas County, Florida (the "Development Agreement").

  B.
  The exhibit attached as Exhibit E to the Development Agreement depicting Mill Ridge Road was a temporary exhibit and the parties desire to substitute a corrected Exhibit E.

  C.
  The legal description for the Parcel F Access Road attached as Exhibit F to the Development Agreement contained a scrivener's error and the parties desire to correct the scrivener's error.

        NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration the receipt of which and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Mill Ridge Road.    Exhibit E to the Development Agreement is deleted in its entirety and Exhibit E to this Amendment [U.S. Surveyor dated November 18, 2004] is inserted as Exhibit E to the Development Agreement. The parties agree that the legal description contained in revised Exhibit E is a general description of Mill Ridge Road and in the event of any discrepancy between the legal description contained in Exhibit E and the actual physical location of Mill Ridge Road, the physical location of Mill Ridge Road controls.

        2.    Parcel F Access Road Legal Description.    Exhibit F to the Development Agreement is deleted in its entirety and Exhibit F to this Amendment [King Engineering dated March 11, 2005] is inserted as Exhibit F to the Development Agreement.

        3.    Full Force and Effect.    Except as expressly provided herein, all other terms and conditions of the Development Agreement remain the same and in full force and effect.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement the day and year first above written.

SIGNED, SEALED AND DELIVERED in the Presence of:	PARCEL F, LLC, a Florida limited liability corporation, formerly known as Innisbrook F, LLC
	By:	/s/ STEVE SAMAHA
Print Name:	Name: Steve Samaha Its: Member

Print Name:
GOLF HOST RESORTS, LLC, a Colorado corporation, formerly Golf Host Resorts, Inc.
	By:	/s/ ROBERT GEIMER
Print Name:	Name: Robert Geimer Its: Vice President

Print Name:

        The undersigned hereby consents to this Agreement, subject to and in accordance with, the terms of this First Amendment and all of the exhibits thereto.

GOLF TRUST OF AMERICA, L.P., a Delaware limited partnership
SIGNED, SEALED AND DELIVERED in the Presence of:	By:	GTA GP, INC., a Maryland corporation
	By:	/s/ W. BRADLEY BLAIR, II
Print Name:	Name: W. Bradley Blair, II Its: President and CEO

Print Name:

STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

        The foregoing instrument was acknowledged before me this 5th day of April, 2005, by Steven M. Samaha, as member of PARCEL F, LLC, formerly known as Innisbrook F, LLC, a Florida limited liability corporation, on behalf of the company. He/she is personally known to me.

Print Name:	Notary Public
My Commission Expires:
(NOTARY SEAL)

STATE OF Georgia
COUNTY OF Cobb

        The foregoing instrument was acknowledged before me this 13th day of April, 2005, by Robert Geimer, as Vice President of GOLF HOST RESORTS, LLC, a Colorado corporation, on behalf of the corporation. He/she is personally known to me.

Print Name:	Notary Public
My Commission Expires:
(NOTARY SEAL)

STATE OF SOUTH CAROLINA
COUNTY OF CHARLESTON

        The foregoing instrument was acknowledged before me this 11th day of March, 2005, by W. Bradley Blair, II, as President and CEO of GTA GP, INC., the general partner of GOLF TRUST OF AMERICA, L.P., a Delaware limited partnership, on behalf of the partnership. He/she is personally known to me.

Print Name:	Notary Public
My Commission Expires:
(NOTARY SEAL)